SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

December 13, 2011

Date of Report (Date of earliest event reported)

RARUS MINERALS INC.

(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-168925 (Commission File Number)	27-3015109 (IRS Employer Identification Number)

2850 W. Horizon Ridge Parkway, Suite 200

Henderson, Nevada 89052

(Address of principal executive offices)

Phone: (702) 430-4610

Fax: (702) 430-4501

(Issuer’s telephone number)

Copy of all Communications to:

Parsons, Burnett, Bjordahl, Hume, LLP

1850 Skyline Tower, 10900 NE 4th St.

Bellevue, WA  98004

Phone: (425) 451-8036; Fax: (425) 451-8568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT’S BUSINESS AND OPERTIONS

Item 1.01 Entry Into a Material Definitive Agreement

On December 13, 2011 (the "Effective Date"), Rarus Minerals Inc., a Nevada corporation (the “Company”), entered into the Eagleville Agreement to purchase certain mineral property leases from Mountain Gold Exploration, Inc. ("MGEINC") and Lane A. Griffin and Associates ("LGA") (together the "Owner"), pursuant to which the Company has the exclusive option (the “Option”) to purchase a 100% interest in the Eagleville Vendor rights to 57 unpatented lode-mining claims, consisting of approximately 1140 acres, situated in the Eagleville Mining District, Mineral County, Nevada (the “Eagleville Property”).

Property Description:

The Eagleville Property is located 55 miles southeast of Fallon along the north flank of the Big Kasock Mountains in Mineral County, Nevada. The property lies 8 miles east-northeast of Kennecott’s multi-million ounce Rawhide mine. The project area is situated near the eastern portion of the Rawhide Mining District along the northeastern main bounding structure of the Walker Lane Structural Belt. Approximately 15 million ounces of gold and silver (gold equivalent ounces) have been produced along this main structural zone.

Terms of Agreement:

Advanced Royalty Payments

In consideration of the granting of a lease to the Company to conduct exploration (the "Lease") on the Eagleville Property, on the dates described below, the Company shall pay to Owner the following Advanced Royalty Payments:

Date	Payment Amount

On Execution of this Agreement (“Effective Date”)	$15,000	*(such payment which has been made)
First anniversary of the Effective Date	$15,000
Second anniversary of the Effective Date	$20,000
Third anniversary of the Effective Date	$30,000
Fourth anniversary of the Effective Date	$40,000
Fifth thru tenth anniversary of the Effective Date	$50,000
Eleventh anniversary of the Effective Date and thereafter	$100,000

*(With the December 13, 2011 Execution Date payment split as to:  $5,100 (34%) to MGEINC; and $9,900 (66%) to LGA; and all future payments being based on the same split of 34% to MGEINC; and 66% to LGA).

The Advanced Royalty Payments shall be nonrefundable and Owner shall have sole discretion on which payment to accept on the First anniversary. The Advanced Royalty Payments shall be credited against the Royalty, but not the Purchase Price.

Common Shares Issuance

Owner shall receive the following shares of the Company's restricted common stock, which shall be distributed as follows:

(i) 500,000 shares of Rarus Minerals Inc. restricted common stock to MGEINC (such shares which have been issued); and

(ii) 1,000,000 shares of Rarus Minerals Inc. restricted common stock to LGA (such shares which have been issued).

Production Royalty Payment

The Company shall pay to Owner a production royalty equal to three percent (3%) of the Net Smelter Returns (“NSR”) from the production or sale of Minerals from the Eagleville Property. The Company shall pay to Owner a production royalty equal to one percent (1%) of the Net Smelter Returns (“NSR”) from the production or sale of Minerals from all third party properties within the area of interest ('AOI'). The production royalty for barite shall be ten percent (10%) of gross production receipts from the sale of barite within the AOI.

Royalty Purchase Option

The Company shall have the option to purchase a portion of the 3% Royalty representing one percent (1%) of the NSR for one million dollars ($1,000,000 million); and the Company shall have the option to purchase an additional one percent (1%) of the NSR for three million dollars ($3,000,000 million). The Company may exercise the option to purchase the Royalty at any time within one hundred and eighty (180) days after the Company completes a positive, bankable, feasibility study and commits the development of the Eagleville Property as a mine. The one percent (1%) Royalties from third parties within the AOI shall not be available for purchase.

Work Commitment

In consideration of the granting of the Lease to the Company, the Company shall be obligated to expend the amounts (the “Work Commitment Expenditures”) list below on exploration activities by the end of each Lease year as set forth below.

Lease Year	Amount
First Lease Year	$10,000
Second Lease Year	$25,000
Third Lease Year	$50,000
Fourth Lease Year	$75,000
Fifth Lease Year and thereafter	$100,000

All work expenditures made by the Company during any Lease Year in excess of the Work Commitment Expenditures required for such Lease Year shall be credited, as far as they will go, against work commitment requirements for any subsequent Lease Year.  For any Work Commitment Expenditure not fulfilled with the above work commitment time frames, the difference between the actual expenditure and the minimum Work Commitment Expenditures shall be paid to Owner at a rate of 50% of the remaining expenditure in US dollars as the fulfillment of the Company’s obligation and the Company shall be entitled to keep (and not expend) 50% of such remaining expenditure up to and including the Fourth Lease Year; and in the Fifth Year and, henceforth thereafter, the Company shall pay 100% each year to Owner for the amount of the difference between actual expenditure and the minimum required Work Commitment Expenditure, for that applicable year.

Option to Purchase

Owner has granted to the Company the exclusive right to purchase the Eagleville Property, subject to the Royalty reserved by Owner, and subject to the Company’s obligations under the conveyance executed and delivered by Owner on the closing of the Option. The Purchase Price for the Eagleville Property shall be Four Hundred Thousand Dollars ($400,000). The Advanced Royalty Payments payable by the Company to Owner in accordance shall not be credited against the Purchase Price. The Company's payment of the Purchase Price shall also not be credited against the Royalty.

The foregoing summary description of the terms of the Eagleville Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Eagleville Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 10.1 – Material Definitive Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARUS MINERALS INC.

/s/ Manfred Ruf

Manfred Ruf,

President and CEO

Dated:  December 19, 2011

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